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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported) December 7, 1999




                              AgriBioTech, Inc.

               (Exact name of issuer as specified in its charter)

           Nevada                      0-19352                  85-0325742
 (State or other jurisdiction of     (Commission           (I.R.S. Employer
  incorporation or organization)      File Number)          Identification No.)


              120 Corporate Park Drive, Henderson, Nevada (89014)
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (702)566-2440

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Item 5.  Other Events.

     On December 7, 1999,  AgriBioTech,  Inc. issued the attached press release.

Item 7. Financial Statements and Exhibits.

     (c)  The following exhibit is filed as a part of this report:

          99.1 Press Release dated December 7, 1999.


                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: December 7, 1999
                                             AGRIBIOTECH, INC.


                                             By: /s/ Randy Ingram
                                                 ----------------
                                                 Randy Ingram
                                                 Executive Vice President and
                                                 Chief Financial Officer